Stockholders' Equity	12 Months Ended
Dec. 31, 2018
Stockholder's Equity
Stockholders' Equity [Text Block]

NOTE 16. STOCKHOLDERS’ EQUITY

Stock Repurchase Program From time to time, we repurchase shares of common stock for distribution through our employee benefit plans or in connection with certain acquisitions. Our Board of Directors approved authorizations in both March 2013 and 2014 that allow us to repurchase 300 million shares of our common stock under each program. For the year ended December 31, 2018, we had repurchased approximately 13 million shares for distribution through our employee benefit plans totaling $419 under the authorizations. At December 31, 2018, we had approximately 376 million shares remaining from these authorizations. For the year ended December 31, 2017, we had repurchased approximately 7 million shares totaling $279 under the authorizations.

To implement these authorizations, we used open market repurchase programs, relying on Rule 10b5-1 of the Securities Exchange Act of 1934 where feasible.

Dividend Declarations In December 2018, the Company declared an increase in its quarterly dividend to $0.51 per share of common stock. In December 2017, the Company declared an increase in its quarterly dividend to $0.50 per share of common stock.

Preferred Equity Interest We have issued 320 million Series A Cumulative Perpetual Preferred Membership Interests in Mobility II, representing all currently outstanding preferred equity interest, which pay cash distributions of $560 per annum, subject to declaration. The terms of the preferred equity interest and related documents were modified in 2018 to simplify transferability and enhance marketability.

A holder of the preferred equity interest may put the preferred equity interest to Mobility II on or after the earliest of certain events or September 9, 2020. Mobility II may redeem the preferred equity interest upon a change in control of Mobility II or on or after September 9, 2022. When either options arise due to a passage of time, that option may be exercised only during certain periods.

The price at which a put option or a redemption option can be exercised is the greater of (1) the market value of the interest as of the last date of the quarter preceding the date of the exercise of a put or redemption option and (2) the sum of (a) twenty-five dollars ($8,000 in the aggregate) plus (b) any accrued and unpaid distributions. The redemption price may be paid with cash, AT&T Inc. common stock, or a combination of cash and AT&T Inc. common stock, at Mobility II’s sole election. In no event shall Mobility II be required to deliver more than 250 million shares of AT&T common stock to settle put and redemption options. We have the intent and ability to settle the preferred equity interest with cash. So long as the distributions are declared and paid, the terms of the preferred equity interest will not impose any limitations on cash movements between affiliates, or our ability to declare a dividend on or repurchase AT&T shares.